SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 15, 1995
                                                 ------------------


                          THE SOUTHERN COMPANY
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             (Exact name of registrant as specified in its charter)


         Delaware                1-3526           58-0690070
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(State or other jurisdiction  (Commission    (IRS Employer
      of incorporation)        File Number)   Identification No.)


 64 Perimeter Center East, Atlanta, Georgia               30346
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  (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (404) 393-0650
                                                   ----------------

                              N/A

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(Former name or former address, if changed since last eport.)

Item 7.  Financial Statements and Exhibits.


        (c)   Exhibits.

              23  -  Consent of Arthur Andersen LLP.

              27  -  Financial Data Schedule.

              99  -  Audited Financial Statements of The Southern Company as
                     of December 31, 1994.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE SOUTHERN COMPANY

                                        /s/ W. Dean Hudson
                                            By
                                            W. Dean Hudson
                                            Comptroller


Date:    March 1, 1995